Exhibit 99.1

PRELIMINARY CONSOLIDATED FINANCIAL RESULTS

HARRAH’S ENTERTAINMENT, INC.

(UNAUDITED)

	Range of Estimated Results for Fourth Quarter Ended December 31, 2008
(In millions)	Low	High

Revenues	$2,232	$2,324
Loss from operations	(5,382)	(5,131)
Loss from continuing operations	(4,784)	(4,596)
Property EBITDA	468	488
Adjusted EBITDA (a)	445	463

(a)	Does not include the pro forma effect of yet-to-be-realized cost savings.

	Range of Estimated Results for Year Ended (b) December 31, 2008
(In millions)	Low	High

Revenues	$10,081	$10,173
Loss from operations	(4,306)	(4,055)
Loss from continuing operations	(5,287)	(5,099)
Property EBITDA	2,406	2,426
LTM Adjusted EBITDA	2,852	2,870

(b)	Includes the combination of the Predecessor period from January 1, 2008 through January 27, 2008, and the Successor period from January 28, 2008 through December 31, 2008.

Property Earnings Before Interest, Taxes, Depreciation and Amortization (Property EBITDA), Adjusted EBITDA and last twelve months (LTM) Adjusted EBITDA are not Generally Accepted Accounting Principles (GAAP) measurements but are commonly used in the gaming industry as measures of performance and as bases for valuation of gaming companies and, in the case of LTM Adjusted EBITDA, as a measure of compliance with certain debt covenants. Reconciliations of Property EBITDA to loss from operations and Adjusted EBITDA and LTM Adjusted EBITDA to loss from continuing operations are on the following pages.

PRELIMINARY CONSOLIDATED FINANCIAL RESULTS

HARRAH’S OPERATING COMPANY, INC., A WHOLLY-OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

(UNAUDITED)

	Range of Estimated Results for Fourth Quarter Ended December 31, 2008
(In millions)	Low	High

Revenues	$1,718	$1,788
Loss from operations	(3,714)	(3,540)
Loss from continuing operations	(3,035)	(2,916)
Property EBITDA	333	347
Adjusted EBITDA (a)	311	324

(a)	Does not include the pro forma effect of yet-to-be-realized cost savings.

	Range of Estimated Results for Year Ended (b) December 31, 2008
(In millions)	Low	High

Revenues	$7,660	$7,730
Loss from operations	(2,962)	(2,788)
Loss from continuing operations	(3,558)	(3,439)
Property EBITDA	1,687	1,701
LTM Adjusted EBITDA	2,006	2,019

(b)	Includes the combination of the Predecessor period from January 1, 2008 through January 27, 2008, and the Successor period from January 28, 2008 through December 31, 2008.

Property Earnings Before Interest, Taxes, Depreciation and Amortization (Property EBITDA), Adjusted EBITDA and LTM Adjusted EBITDA are not Generally Accepted Accounting Principles (GAAP) measurements but are commonly used in the gaming industry as measures of performance and as bases for valuation of gaming companies and, in the case of Adjusted EBITDA, as a measure of compliance with certain debt covenants. Reconciliations of Property EBITDA to loss from operations and Adjusted EBITDA and LTM Adjusted EBITDA to loss from continuing operations are on the following pages.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ESTIMATED PROPERTY EBITDA

TO ESTIMATED LOSS FROM OPERATIONS

(UNAUDITED)

	Range of Estimated Results for Fourth Quarter Ended December 31, 2008
(In millions)	Low	High

Revenues	$2,232	$2,324

Property EBITDA	$468	$488
Depreciation and amortization	(179)	(172)

Operating profit	289	316
Amortization of intangible assets	(45)	(43)
Project opening costs and other items	(84)	(80)
Impairment of intangible assets	(5,504)	(5,288)
Corporate expense	(37)	(35)
Acquisition and integration costs	(1)	(1)

Loss from operations	$(5,382)	$(5,131)

	Range of Estimated Results for Year Ended (a) December 31, 2008
(In millions)	Low	High

Revenues	$10,081	$10,173

Property EBITDA	$2,406	$2,426
Depreciation and amortization	(694)	(687)

Operating profit	1,712	1,739
Amortization of intangible assets	(169)	(167)
Project opening costs and other items	(54)	(50)
Impairment of intangible assets	(5,504)	(5,288)
Corporate expense	(141)	(139)
Acquisition and integration costs	(150)	(150)

Loss from operations	$(4,306)	$(4,055)

(a)	Includes the combination of the Predecessor period from January 1, 2008 through January 27, 2008, and the Successor period from January 28, 2008 through December 31, 2008.

HARRAH’S OPERATING COMPANY, INC. A WHOLLY-OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ESTIMATED PROPERTY EBITDA

TO ESTIMATED LOSS FROM OPERATIONS

(UNAUDITED)

	Range of Estimated Results for Fourth Quarter Ended December 31, 2008
(In millions)	Low	High

Revenues	$1,718	$1,788

Property EBITDA	$333	$347
Depreciation and amortization	(131)	(125)

Operating profit	202	222
Amortization of intangible assets	(30)	(28)
Project opening costs and other items	(53)	(51)
Impairment of intangible assets	(3,814)	(3,664)
Corporate expense	(18)	(18)
Acquisition and integration costs	(1)	(1)

Loss from operations	$(3,714)	$(3,540)

	Range of Estimated Results for Year Ended (a) December 31, 2008
(In millions)	Low	High

Revenues	$7,660	$7,730

Property EBITDA	$1,687	$1,701
Depreciation and amortization	(519)	(513)

Operating profit	1,168	1,188
Amortization of intangible assets	(115)	(113)
Project opening costs and other items	29	31
Impairment of intangible assets	(3,814)	(3,664)
Corporate expense	(80)	(80)
Acquisition and integration costs	(150)	(150)

Loss from operations	$(2,962)	$(2,788)

(a)	Includes the combination of the Predecessor period from January 1, 2008 through January 27, 2008, and the Successor period from January 28, 2008 through December 31, 2008.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ESTIMATED LOSS FROM CONTINUING OPERATIONS

TO ESTIMATED ADJUSTED EBITDA

(UNAUDITED)

Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes and senior toggle notes, the interim loan agreement and/or our new senior credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The following table reconciles the estimated Loss from continuing operations and estimated Adjusted EBITDA range of Harrah’s Entertainment, Inc. for the Successor three month period ended December 31, 2008.

	Range of Estimated Results for Fourth Quarter Ended December 31, 2008
(In millions)	Low	High

Loss from continuing operations	$(4,596)	$(4,784)
Interest expense, net of interest income	578	602
Benefit for income taxes	(209)	(217)
Depreciation and amortization	218	226

EBITDA (a)	(4,009)	(4,173)
Project opening costs, abandoned projects and development costs (b)	3	3
Acquisition and integration costs	1	1
Gains on early extinguishments of debt (c)	(927)	(965)
Minority interests, net of distributions (d)	(4)	(4)
Impairment of goodwill and intangible assets	5,288	5,504
Non-cash expense for stock compensation benefits (e)	4	4
Other non-recurring or non-cash items (f)	89	93

Adjusted EBITDA (g)	$445	$463

a)	Includes the impairment of goodwill and intangible assets.
b)	Represents (i) project opening costs incurred in connection with expansion and renovation projects at various properties; (ii) write-off of abandoned development projects; and (iii) non-recurring strategic planning and restructuring costs.
c)	Represents (i) the difference between the net book value and cash paid for notes exchanged and retired for cash; (ii) the difference between the net book value of the old notes and the fair market value of new notes issued; and (iii) the write-off of historical unamortized deferred financing costs and unamortized market value premiums/discounts.
d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.

e)	Represents non-cash compensation expense related to stock options.
f)	Represents the elimination of other non-recurring and non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
g)	Does not include the yet-to-be-realized cost savings from our profitability improvement program.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ESTIMATED LOSS FROM CONTINUING OPERATIONS

TO ESTIMATED LTM ADJUSTED EBITDA

(UNAUDITED)

LTM Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes and senior toggle notes, the interim loan agreement and/or our new senior credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting LTM Adjusted EBITDA is appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of LTM Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The following table reconciles the estimated Loss from continuing operations and estimated LTM Adjusted EBITDA range of Harrah’s Entertainment, Inc. for the combination of the Predecessor period from January 1, 2008 through January 27, 2008, and the Successor period from January 28, 2008 through December 31, 2008.

	Range of Estimated Results for Year Ended December 31, 2008
(In millions)	Low	High

Loss from continuing operations	$(5,099)	$(5,287)
Interest expense, net of interest income	2,119	2,143
Benefit for income taxes	(383)	(391)
Depreciation and amortization	874	882

EBITDA (a)	(2,489)	(2,653)
Project opening costs, abandoned projects and development costs (b)	33	33
Acquisition and integration costs	150	150
Gains on early extinguishments of debt (c)	(723)	(761)
Minority interests, net of distributions (d)	(6)	(6)
Impairment of goodwill and intangible assets	5,288	5,504
Non-cash expense for stock compensation benefits (e)	19	19
Income from insurance claims for hurricane losses (f)	(185)	(185)
Other non-recurring or non-cash items (g)	255	259
Pro forma adjustment for acquired, new or disposed properties (h)	8	8
Pro forma adjustment for yet-to-be realized cost savings (i)	502	502

LTM Adjusted EBITDA	$2,852	$2,870

a)	Includes the impairment of goodwill and intangible assets.
b)	Represents (i) project opening costs incurred in connection with expansion and renovation projects at various properties; (ii) write-off of abandoned development projects; and (iii) non-recurring strategic planning and restructuring costs.
c)	Represents (i) the difference between the net book value and cash paid for notes exchanged and retired for cash; (ii) the difference between the net book value of the old notes and the fair market value of new notes issued; and (iii) the write-off of historical unamortized deferred financing costs and unamortized market value premiums/discounts.O8

d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.
e)	Represents non-cash compensation expense related to stock options.
f)	Represents non-recurring insurance recoveries related to Hurricane Katrina.
g)	Represents the elimination of other non-recurring and non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
h)	Represents the full period estimated impact of newly completed construction projects.
i)	Represents yet-to-be-realized cost savings from our profitability improvement program.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY-OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ESTIMATED LOSS FROM CONTINUING OPERATIONS

TO ESTIMATED ADJUSTED EBITDA

(UNAUDITED)

Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes and senior toggle notes, the interim loan agreement and/or our new senior credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The following table reconciles the estimated Loss from continuing operations and estimated Adjusted EBITDA range of Harrah’s Operating Company, Inc., for the Successor three month period ended December 31, 2008.

	Range of Estimated Results for Fourth Quarter Ended December 31, 2008
(In millions)	Low	High

Loss from continuing operations	$(2,916)	$(3,035)
Interest expense, net of interest income	474	494
Benefit for income taxes	(188)	(196)
Depreciation and amortization	157	163

EBITDA (a)	(2,473)	(2,574)
Project opening costs, abandoned projects and development costs (b)	3	3
Acquisition and integration costs	1	1
Gains on early extinguishments of debt (c)	(927)	(965)
Minority interests, net of distributions (d)	(3)	(3)
Impairment of goodwill and intangible assets	3,664	3,814
Non-cash expense for stock compensation benefits (e)	3	3
Other non-recurring or non-cash items (f)	43	45

Adjusted EBITDA (g)	$311	$324

a)	Includes the impairment of goodwill and intangible assets.
b)	Represents (i) project opening costs incurred in connection with expansion and renovation projects at various properties; (ii) write-off of abandoned development projects; and (iii) non-recurring strategic planning and restructuring costs.
c)	Represents (i) the difference between the net book value and cash paid for notes exchanged and retired for cash; (ii) the difference between the net book value of the old notes and the fair market value of new notes issued; and (iii) the write-off of historical unamortized deferred financing costs and unamortized market value premiums/discounts.

d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.
e)	Represents expense allocated by the parent related to stock option programs.
f)	Represents the elimination of other non-recurring and non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
g)	Does not include the yet-to-be-realized cost savings from our profitability improvement program.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY-OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ESTIMATED LOSS FROM CONTINUING OPERATIONS

TO ESTIMATED LTM ADJUSTED EBITDA

(UNAUDITED)

LTM Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes and senior toggle notes, the interim loan agreement and/or our new senior credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting LTM Adjusted EBITDA is appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of LTM Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The following table reconciles the estimated Loss from continuing operations and estimated LTM Adjusted EBITDA range of Harrah’s Operating Company, Inc., for the combination of the Predecessor period from January 1, 2008 through January 27, 2008, and the Successor period from January 28, 2008 through December 31, 2008.

	Range of Estimated Results for Year Ended December 31, 2008
(In millions)	Low	High

Loss from continuing operations	$(3,439)	$(3,558)
Interest expense, net of interest income	1,750	1,770
Benefit for income taxes	(396)	(404)
Depreciation and amortization	646	652

EBITDA (a)	(1,439)	(1,540)
Project opening costs, abandoned projects and development costs (b)	31	31
Acquisition and integration costs	150	150
Gains on early extinguishments of debt (c)	(723)	(761)
Minority interests, net of distributions (d)	(6)	(6)
Impairment of goodwill and intangible assets	3,664	3,814
Non-cash expense for stock compensation benefits (e)	14	14
Income from insurance claims for hurricane losses (f)	(185)	(185)
Other non-recurring or non-cash items (g)	131	133
Pro forma adjustment for acquired, new or disposed properties (h)	8	8
Pro forma adjustment for yet-to-be realized cost savings (i)	361	361

LTM Adjusted EBITDA	$2,006	$2,019

a)	Includes the impairment of goodwill and intangible assets.
b)	Represents (i) project opening costs incurred in connection with expansion and renovation projects at various properties; (ii) write-off of abandoned development projects; and (iii) non-recurring strategic planning and restructuring costs.
c)	Represents (i) the difference between the net book value and cash paid for notes exchanged and retired for cash; (ii) the difference between the net book value of the old notes and the fair market value of new notes issued; and (iii) the write-off of historical unamortized deferred financing costs and unamortized market value premiums/discounts.

d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.
e)	Represents expense allocated by the parent related to stock option programs.
f)	Represents non-recurring insurance recoveries related to Hurricane Katrina.
g)	Represents the elimination of other non-recurring and non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
h)	Represents the full period estimated impact of newly completed construction projects.
i)	Represents yet-to-be-realized cost savings from our profitability improvement program.